Exhibit 99.1
UNAUDITED PRO FORMA CONDENSED FINANCIAL DATA
     On September 30, 2007, Applied Digital Solutions, Inc.’s (the “Company”) board of directors decided to sell Computer Equity Corporation and Perimeter Acquisition Corp. Accordingly, these businesses will be classified as discontinued operations in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007. In addition, at that time, their results for all prior periods will be reclassified.
     The unaudited pro forma condensed balance sheet has been prepared to reflect the operations of Computer Equity Corporation and Perimeter Acquisition Corp. as if these operations had been discontinued as of June 30, 2007. The unaudited pro forma condensed statements of operations for the six-months ended June 30, 2007 and the year ended December 31, 2006 reflect operations of Computer Equity Corporation and Perimeter Acquisition Corp. as if they had been classified as discontinued operations on the first day of the respective periods.
     The unaudited pro forma financial information is not necessarily indicative of the financial position or operating results that would have occurred had Computer Equity Corporation and Perimeter Acquisition Corp. been discontinued on the dates, or at the beginning of the periods for which the discontinued status is being given effect.
Unaudited Pro Forma Condensed Balance Sheet
June 30, 2007
(In thousands, except per share amounts)

	Applied	Pro Forma Adjustments				Applied
	Digital	Computer		Perimeter		Digital
	Solutions, Inc.	Equity		Acquisition		Solutions, Inc.
	Historical	Corporation		Corp.		Pro Forma
Assets
Current Assets
Cash	$15,515	$(223)	(a)	$(25)	(b)	$15,267
Restricted cash	127	—		—		127
Accounts receivable	20,996	(1,372)	(a)	(451)	(b)	19,173
Inventories	16,513	(594)	(a)	(345)	(b)	15,574
Deferred taxes	376	—		—		376
Other current assets	3,870	(86)	(a)	(188)	(b)	3,596
Current assets of discontinued operations	5,886	2,275	(a)	1,009	(b)	9,170

Total Current Assets	63,283	—		—		63,283

Property and Equipment, net	12,620	(151)	(a)	(30)	(b)	12,439
Goodwill	84,417	(9,549)	(a)	(530)	(b)	74,338
Intangible Assets, net	19,238	—		—		19,238
Other Assets, net	1,265	(4)	(a)	(81)	(b)	1,180
Other Assets of discontinued operations	1,170	9,704	(a)	641		11,515

	$181,993	$—		$—		$181,993

Liabilities and Stockholders’ Equity
Current Liabilities
Notes payable and current maturities of long-term debt	$13,439	$(11)	(a)	$—		$13,428
Accounts payable	20,184	(3,951)	(a)	(347)	(b)	15,886
Accrued expenses	12,492	(1,126)	(a)	(166)	(b)	11,200
Deferred revenue	2,072	—		(885)	(b)	1,187
Current liabilities of discontinued operations	9,465	5,088	(a)	1,398	(b)	15,951

Total Current Liabilities	57,652	—		—		57,652

Long-Term Debt and Notes Payable	12,708	(3)	(a)	—		12,705
Deferred Taxes	5,092	—		—		5,092
Other Liabilities	1,420	—		(95)	(b)	1,392
Deferred Revenue	1,660	—		—		1,660
Other Liabilities of discontinued operations	2,585	3	(a)	95	(b)	2,683

Total Liabilities	81,117	—		—		81,117

Minority Interest	56,859	—		—		56,859
Minority Interest, discontinued operations	904	—		—		904

	57,763	—		—		57,763

Total Stockholders’ Equity	43,113	—		—		43,113

	$181,993	$—		$—		181,993

Unaudited Pro Forma Condensed Statement of Operations
For the Six-Months Ended June 30, 2007
(In thousands, except per share amounts)

		Pro Forma Adjustments
	Applied Digital	Computer		Perimeter		Applied Digital
	Solutions, Inc.	Equity		Acquisition		Solutions, Inc.
	Historical	Corporation		Corp.		Pro Forma
Product revenue	$53,279	$(3,115	)(c)	$(307	)(d)	$49,857
Service revenue	8,166	(2,835	)(c)	(1,222	)(d)	4,109
Other revenue	1,550	(1,550	)(c)	—		—

Total net revenue	62,995	(7,500)		(1,529)		53,966

Cost of products sold	31,583	(3,001	)(c)	(191	)(d)	28,391
Cost of services sold	3,737	(1,469	)(c)	(642	)(d)	1,626
Cost of other revenue	—	—		—		—

Gross profit	27,675	(3,030)		(696)		23,949

Selling, general and administrative expenses	32,016	(1,945	)(c)	(512	)(d)	29,559
Research and development expenses	5,351	—		(185	)(d)	5,166

(Loss) income from operations	(9,692)	(1,085)		1		(10,776)

Interest and other income	2,015	(7	)(c)	—		2,008
Interest expense	(2,167)	(1	)(c)	(47	)(d)	(2,213)

Loss from continuing operations before taxes, minority interest and gain (loss) attributable to capital transactions of subsidiaries	(9,844)	(1,091)		(46)		(10,981)

(Provision) benefit for income taxes	(460)	116	(c)	—		(344)

Loss from continuing operations before minority interest and gain (loss) attributable to capital transactions of subsidiaries	(10,304)	—		—		(11,325)

Minority interest	4,207	—		—		4,207

Net gain on capital transaction of subsidiaries	4,750	—		—		4,750

Loss attributable to changes in minority interest as a result of capital transactions of subsidiaries	(5,860)	—		—		(5,860)

Loss from continuing operations	(7,207)	—		—		(8,228)

(Loss) income from discontinued operations	(664)	975		46		357

Net loss	$(7,871)	—		—		$(7,871)

Loss per common share-basic and diluted
Loss from continuing operations	$(0.11)	—		—		$(0.12)
Loss (income) from discontinued operations	(0.01)	—		—		0.00

Net loss per common share — basic and diluted	$(0.12)	—		—		$(0.12)

Weighted average number of common shares outstanding-basic and diluted	67,353	—		—		67,353

Unaudited Pro Forma Condensed Statement of Operations
For the Year Ended December 31, 2006
(In thousands, except per share amounts)

		Pro Forma Adjustments
	Applied Digital	Computer		Perimeter		Applied Digital
	Solutions, Inc.	Equity		Acquisition		Solutions, Inc.
	Historical	Corporation		Corp.		Pro Forma
Product revenue	$89,530	$(8,829	)(e)	$(649	)(f)	$80,052
Service revenue	15,489	(5,962	)(e)	(2,151	)(f)	7,376

Total net revenue	105,019	(14,791)		(2,800)		87,428

Cost of products sold	51,759	(7,586	)(e)	(365	)(f)	43,808
Cost of services sold	6,065	(3,311	)(e)	(1,377	)(f)	1,377

Gross profit	47,195	(3,894)		(1,058)		42,243

Selling, general and administrative expenses	58,030	(3,765	)(e)	(1,268	)(f)	52,997
Research and development expenses	7,572	—		(344	)(f)	7,228
Goodwill and Asset Impairment	6,629	(6,629	)(e)	—		—

Loss from operations	(25,036)	6,500		554		(17,982)

Interest and other income	1,347	—		(6	)(f)	1,341
Interest expense	(3,219)	(82	)(e)	—		(3,137)

Loss from continuing operations before taxes, minority interest and gain (loss) attributable to capital transactions of subsidiaries	(26,908)	6,582		548		(19,778)

(Provision) benefit for income taxes	(62)	(89	)(e)	7	(f)	(144)

Loss from continuing operations before minority interest and gain (loss) attributable to capital transactions of subsidiaries	(26,970)	—		—		(19,922)

Minority interest	2,510	—		—		2,510

Net loss on capital transaction of subsidiaries	(1,632)	—		—		(1,632)

Gain attributable to changes in minority interest as a result of capital transactions of subsidiaries	503	—		—		503

Loss from continuing operations	(25,589)	—		—		(18,541)

Loss from discontinued operations	(1,620)	(6,493)		(555)		(8,668)

Net loss	$(27,209)	—		—		$(27,209)

Loss per common share-basic and diluted
Loss from continuing operations	$(0.38)	—		—		$(0.28)
Loss from discontinued operations	(0.02)	—		—		(0.12)

Net loss per common share — basic and diluted	$(0.40)	—		—		$(0.40)

Weighted average number of common shares outstanding-basic and diluted	67,338	—		—		67,338

PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA
CONDENSED BALANCE SHEET AT JUNE 30, 2007 AND THE UNAUDITED PRO FORMA
CONDENSED STATEMENTS OF OPERATIONS FOR THE SIX-MONTHS ENDED
JUNE 30, 2007 AND THE YEAR ENDED DECEMBER 31, 2006 ARE AS FOLLOWS:
Pro Forma Adjustments
(a) To reflect the assets and liabilities of Computer Equity Corporation as discontinued operations at June 30, 2007. Computer Equity Corporation was discontinued in the third quarter ended September 30, 2007.
(b) To reflect the assets and liabilities of Perimeter Acquisition Corp. as discontinued operations at June 30, 2007. Perimeter Acquisition Corp. was discontinued in the third quarter ended September 30, 2007.
(c) To eliminate the results of operations of Computer Equity Corporation as discontinued operations for the six-months ended June 30, 2007. Computer Equity Corporation was discontinued in the third quarter ended September 30, 2007.
(d) To eliminate the results of operations of Perimeter Acquisition Corp. as discontinued operations for the six-months ended June 30, 2007. Perimeter Acquisition Corp. was discontinued in the third quarter ended September 30, 2007.
(e) To eliminate the results of operations of Computer Equity Corporation as discontinued operations for the year ended December 31, 2006. Computer Equity Corporation was discontinued in the third quarter ended September 30, 2007.
(f) To eliminate the results of operations of Perimeter Acquisition Corp. as discontinued operations for the year ended December 31, 2006. Perimeter Acquisition Corp. was discontinued in the third quarter ended September 30, 2007.
     As a result of the planned sales and the current expectation of the market value of Computer Equity Corporation and Perimeter Acquisition Corp., the Company expects to record an impairment charge associated with Computer Equity Corporation’s goodwill of approximately $3.5 million during the third quarter of 2007. The unaudited pro forma condensed financial data as of June 30, 2007 and for the year ended December 31, 2006 and the six-months ended June 30, 2007 do not include this estimated impairment charge.

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